Exhibit 20.2
Servicer's Report							CONFIDENTIAL
Interest Period: September 27, 2000 to November 16, 2000							Date of Report: November 15, 2000

Associates Credit Card Master Note Trust, Series 2000-2
		Class A	Class B	Class C	Total Series	Transferor		Trust
Monthly Master Note Trust Activities		Note	Note	Note	Note	Interest		Totals

Beginning Principal Receivables Balance								6,982,167,081.58
Beginning Fin. Chrg. Receivables Balance								386,290,339.86
Beginning Total Receivables Balance								7,368,457,421.44

Beginning Special Funding Accnt Balance								0.00
Beginning Spread Account Balance								0.00
Beginning Reserve Account Balance								0.00

Initial Invested Amount		600,000,000.00	80,921,000.00	108,553,000.00	789,474,000.00

Beginning Period Invested Amount		600,000,000.00	80,921,000.00	108,553,000.00	789,474,000.00	1,398,329,681.58

Note Principal Balance Increase		0.00	0.00	0.00	0.00
Note Principal Balance Decrease		0.00	0.00	0.00	0.00

Reductions in Invested Amount this Period
(Other than by Principal Payments)		0.00	0.00	0.00	0.00
Previous Reductions in Invested Amount
Reimbursed this Period		0.00	0.00	0.00	0.00

Ending Special Funding Accnt Balance								0.00
Ending Spread Account Balance								0.00
Ending Reserve Account Balance								0.00

Ending Period Invested Amount		600,000,000.00	80,921,000.00	108,553,000.00	789,474,000.00	1,375,424,831.09

Group I Information		Series 2000-98-1	Series 2000-98-2	Series 2000-99-1	Series 2000-99-2	Series 2000-99-3	Series 2000-99-4

Beginning Invested Amount		882,500,000.00	823,628,000.00	705,882,000.00	529,412,400.00	264,706,000.00	588,235,000.00
Average Rate		6.92%	6.92%	6.95%	6.89%	6.92%	6.97%
Allocable Finance Charge Collections		19,261,495.04	17,976,551.43	15,406,620.56	11,554,985.06	5,777,488.17	12,838,850.47
Allocable Principal Collections		82,391,314.42	76,894,950.15	65,902,034.91	49,426,610.20	24,713,286.43	54,918,362.42
Allocable Default Amount Due		6,530,627.77	6,094,966.45	5,223,629.00	3,917,728.41	1,958,862.72	4,353,024.17
Allocable Monthly Interest Due		5,256,282.08	4,904,663.37	4,225,243.07	3,139,624.88	1,576,651.50	3,530,170.64
Allocable Monthly Servicing Fees Due		1,470,833.33	1,372,713.33	1,176,470.00	882,354.00	441,176.67	980,391.67
Ending Invested Amount		882,500,000.00	823,628,000.00	705,882,000.00	529,412,400.00	264,706,000.00	588,235,000.00

Group I Information		Series 2000-1	Series 2000-2					Total

Beginning Invested Amount		1,000,000,000.00	789,474,000.00					5,583,837,400.00
Average Rate		6.85%	6.85%					6.90%
Allocable Finance Charge Collections		21,826,056.71	17,231,104.29					121,873,151.74
Allocable Principal Collections		93,361,262.80	73,706,289.58					521,314,110.91
Allocable Default Amount Due		7,400,144.78	5,842,221.90					41,321,205.19
Allocable Monthly Interest Due		5,899,020.15	7,657,804.33					36,189,460.02
Allocable Monthly Servicing Fees Due		1,666,666.67	1,486,842.00					9,477,447.67
Ending Invested Amount		1,000,000,000.00	789,474,000.00					5,583,837,400.00

Payout Event Tests

Base Rate Trigger					Transferor's Interest Trigger
3 Month Average Portfolio Yield			18.47%		Required Transferor Interest			487,148,356.18
3 Month Average Base Rate			2.95%		Transferor Interest			1,375,424,831.09
Spread			15.52%		Trigger Pass Test			Yes
Trigger Pass Test: If Spread is >0, "Yes"			Yes

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
Series 2000-2

Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card
Master Note Trust (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2000-1 Indenture
Supplement, dated as of September 15, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank (Delaware), as Servicer
(the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card
Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series
2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution
Date of November 17, 2000, and with respect to the performance of the Trust during the month of October is set forth below. Capitalized terms used in this Monthly
Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:				Revolving Period
Any Cash Flow Shortfalls this Period				No
Any Cash Flow Shortfalls from Previous Period				No
Payout Event this Period:				No
Group I Participants:				Series 2000-98-1, Series 2000-98-2
				Series 2000-99-1, Series 2000-99-2, Series 2000-99-3, Series 2000-99-4
				Series 2000-1, Series 2000-2

MASTER NOTE TRUST RECEIVABLES

	YIELD AND BASE RATE --
				October: (31 posting days)
					Yield	Defaults	Total
	Portfolio Yield (Current Month)				25.35%	8.59%	16.75%
	Portfolio Yield (Prior Month)				32.19%	10.72%	21.47%
	Portfolio Yield (Two Months Ago)				26.51%	9.32%	17.18%
THREE MONTH AVERAGE PORTFOLIO YIELD								18.47%

					Servicing	Coupon	Total
	Base Rate (Current Month)				2.00%	6.85%	8.85%
	Base Rate (Prior Month)						0.00%
	Base Rate (Two Months Ago)						0.00%
THREE MONTH AVERAGE BASE RATE								2.95%

Beginning Period Principal Receivables							6,982,167,081.58
Beginning Period Finance Charge Receivables							386,290,339.86
Beginning Period Discounted Receivables							0.00
Beginning Period Total Receivables							7,368,457,421.44

Removed Principal Receivables							0.00
Removed Finance Charge Receivables							0.00
Removed Total Receivables							0.00
Discounted Receivables Generated this Period							0.00
Additional Principal Receivables							0.00
Additional Finance Charge Receivables							0.00
Additional Total Receivables							0.00

Total Principal Collections this Period							651,863,935.79
Total Defaulted Principal Receivables this Period							51,669,047.29
Total Receivables Adjustments this Period							23,971,271.60
Total Finance Charge Collections this Period							152,393,174.66
Total Discounted Receivables this Period							0.00

Ending Period Principal Receivables							6,959,262,231.09
Ending Period Finance Charge Receivables							390,624,587.13
Ending Period Discounted Receivables							0.00
Ending Period Total Receivables							7,349,886,818.20

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
	31-60 Days Delinquent						163,993,525.88
	61-90 Days Delinquent						98,430,214.63
	91+ Days Delinquent						170,535,037.02

	Total 31+ Days Delinquent						432,958,777.53

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
Cash Flow Allocations
Series 2000-2

FLOATING INVESTOR PERCENTAGE					0.113070
FIXED INVESTOR PERCENTAGE					0.113070

FINANCE CHARGE ALLOCATIONS					Class A	Class B	Class C	Total

AVAILABLE FUNDS
Total Trust Finance Charge Collections				152,393,174.66
	Investor Percentage			0.113070
Investor Finance Charge Collections				17,231,104.29				17,231,104.29
Excess Finance Charge Collections allocated to Series				0.00				0.00
Available Finance Charge Collections				17,231,104.29				17,231,104.29

CASH FLOW ALLOCATIONS
Class A Distributions
(1)	Class A Monthly Interest				5,723,050.00
(2)	Class A Monthly Interest Previously Due				0.00
(3)	Class A Monthly Additional Interest				0.00
(4)			Class A Monthly Additional Interest Previously Due		0.00
Total Class A Monthly Interest					5,723,050.00			5,723,050.00

Class B Distributions
(5)	Class B Monthly Interest					799,371.36
(6)	Class B Monthly Interest Previously Due					0.00
(7)	Class B Monthly Additional Interest					0.00
(8)			Class B Monthly Additional Interest Previously Due			0.00
Total Class B Monthly Interest						799,371.36		799,371.36

(9)	Total Monthly Servicing Fee for Series							1,486,842.00
(10)	Total Servicing Fee for Series Previously Due							0.00

(11)	Class A Prepayable Increase Amount Interest				0.00			0.00
(12)	Class B Prepayable Increase Amount Interest					0.00		0.00
(13)	Investor Default Amount							5,842,221.90
(14)	Investor Charge-Offs				0.00	0.00	0.00	0.00
(15)			Reallocated Principal Collections Previously Due		0.00	0.00	0.00	0.00

Class C Distributions
(16)	Class C Monthly Interest						1,135,382.97
(17)	Class C Monthly Interest Previously Due						0.00
(18)	Class C Monthly Additional Interest						0.00
(19)			Class C Monthly Additional Interest Previously Due				0.00
(20)	Class C Prepayable Increase Amount Interest						0.00
	Total Class C Interest						1,135,382.97	1,135,382.97

(21)	Funds Required per Note Agreement under
	Sections 2.07, 2.08 & 2.09							0.00
(22)	Funds Required per Note Agreement under
	Sections 2.04 (e) & 7.01							0.00

Spread Account Distributions
(23)	Class C Spread Account Required Deposit							0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
	SERIES' ALLOCATIONS							2,244,236.06

EXCESS SPREAD ALLOCATED TO OTHER SERIES'								0.00

EXCESS SPREAD RELEASED TO TRANSFEROR								2,244,236.06

PRINCIPAL ALLOCATIONS					Class A	Class B	Class C	Total

AVAILABLE FUNDS
Total Trust Principal Collections				651,863,935.79
	Investor Percentage			0.113070
Investor Principal Collections				73,706,289.58
Shared Principal Collections from other Series'				578,157,646.21
Available Principal Collections				651,863,935.79

Controlled Amoritization Amount					0.00	0.00	0.00	0.00
Partial Amoritization Amount					0.00	0.00	0.00	0.00
Deficiency Controlled Amoritization Amount					0.00	0.00	0.00	0.00
	Monthly Principal Amount				0.00	0.00	0.00	0.00
	Principal Shortfall
Reallocated Principal to other Series'					0.00	0.00		0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
Cash Reconciliation
Nov-00

Group 1			Coupon Rate	Balance	Interest Payments
Series 2000-98-1, Class A			6.81%	$662,500,000.00	$ 3,885,681.04
Series 2000-98-1, Class B			7.03%	$ 87,500,000.00	$ 529,989.76
Series 2000-98-1, Class C			7.37%	$ 132,500,000.00	$ 840,611.28
Series 2000-98-2, Class A			6.81%	$ 617,647,000.00	$ 3,621,826.27
Series 2000-98-2, Class B			7.03%	$ 82,353,000.00	$ 498,511.88
Series 2000-98-2, Class C			7.37%	$ 123,628,000.00	$ 784,325.22
Series 2000-99-1, Class A			6.85%	$ 529,412,000.00	$ 3,124,718.30
Series 2000-99-1, Class B			7.05%	$ 70,588,000.00	$ 428,784.36
Series 2000-99-1, Class C			7.37%	$ 105,882,000.00	$ 671,740.41
Series 2000-99-2, Class A			6.77%	$ 397,058,400.00	$ 2,313,748.64
Series 2000-99-2, Class B			7.06%	$ 52,941,600.00	$ 322,065.22
Series 2000-99-2, Class C			7.37%	$ 79,412,400.00	$ 503,811.02
Series 2000-99-3, Class A			6.84%	$ 198,500,000.00	$ 1,168,721.47
Series 2000-99-3, Class B			6.84%	$ 26,500,000.00	$ 156,025.79
Series 2000-99-3, Class C			7.37%	$ 39,706,000.00	$ 251,904.24
Series 2000-99-4, Class A			6.87%	$ 441,176,000.00	$ 2,609,529.75
Series 2000-99-4, Class B			7.12%	$ 58,824,000.00	$ 360,857.22
Series 2000-99-4, Class C			7.37%	$ 88,235,000.00	$ 559,783.67
Series 2000-1, Class A			6.74%	$ 760,000,000.00	$ 4,412,591.67
Series 2000-1, Class B			6.96%	$ 102,500,000.00	$ 614,096.01
Series 2000-1, Class C			7.37%	$ 137,500,000.00	$ 872,332.47
Series 2000-2, Class A			6.73%	$ 600,000,000.00	$ 5,723,050.00
Series 2000-2, Class B			6.97%	$ 80,921,000.00	$ 799,371.36
Series 2000-2, Class C			7.38%	$ 108,553,000.00	$ 1,135,382.97
Weighted Average Coupon of all Notes			6.90%	$5,583,837,400.00	$ 36,189,460.02

Weighted Average Coupon of			6.82%	$4,768,421,000.00
Class A and Class B Notes

Current Transaction Period:			Revolving Period

CASH FLOW REQUIREMENTS				Series 2000-98-1
				Class A	Class B	Class C	Total
Principal Distribution Due this Period				$ -	$ -	$ -	$ -
Interest Distribution Due this Period				$ 3,885,681.04	$ 529,989.76	$ 840,611.28	$ 5,256,282.08
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 1,470,833.33	$ 1,470,833.33
Total Required Distribution				$ 3,885,681.04	$ 529,989.76	$ 2,311,444.61	$ 6,727,115.41

Total Required Distribution to Class A & Class B investors				$ 4,415,670.80

				Series 2000-98-2
				Class A	Class B	Class C	Total
Principal Distribution Required Amount				$ -	$ -	$ -	$ -
Interest Distribution Required Amount				$ 3,621,826.27	$ 498,511.88	$ 784,325.22	$ 4,904,663.37
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 1,372,713.33	$ 1,372,713.33
Total Required Distribution				$ 3,621,826.27	$ 498,511.88	$ 2,157,038.55	$ 6,277,376.70

Total Required Distribution to Class A & Class B investors

				Series 2000-99-1
				Class A	Class B	Class C	Total
Principal Distribution Required Amount				$ -	$ -	$ -	$ -
Interest Distribution Required Amount				$ 3,124,718.30	$ 428,784.36	$ 671,740.41	$ 4,225,243.07
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 1,176,470.00	$ 1,176,470.00
Total Required Distribution				$ 3,124,718.30	$ 428,784.36	$ 1,848,210.41	$ 5,401,713.07

Total Required Distribution to Class A & Class B investors				$ 3,553,502.66

				Series 2000-99-2
				Class A	Class B	Class C	Total
Principal Distribution Required Amount				$ -	$ -	$ -	$ -
Interest Distribution Required Amount				$ 2,313,748.64	$ 322,065.22	$ 503,811.02	$ 3,139,624.88
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 882,354.00	$ 882,354.00
Total Required Distribution				$ 2,313,748.64	$ 322,065.22	$ 1,386,165.02	$ 4,021,978.88

Total Required Distribution to Class A & Class B investors				$ 2,635,813.86

				Series 2000-99-3
				Class A	Class B	Class C	Total
Principal Distribution Required Amount				$ -	$ -	$ -	$ -
Interest Distribution Required Amount				$ 1,168,721.47	$ 156,025.79	$ 251,904.24	$ 1,576,651.50
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 441,176.67	$ 441,176.67
Total Required Distribution				$ 1,168,721.47	$ 156,025.79	$ 693,080.91	$ 2,017,828.17

Total Required Distribution to Class A & Class B investors				$ 1,324,747.26

				Series 2000-99-4
				Class A	Class B	Class C	Total
Principal Distribution Required Amount				$ -	$ -	$ -	$ -
Interest Distribution Required Amount				$ 2,609,529.75	$ 360,857.22	$ 559,783.67	$ 3,530,170.64
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 980,391.67	$ 980,391.67
Total Required Distribution				$ 2,609,529.75	$ 360,857.22	$ 1,540,175.34	$ 4,510,562.31

Total Required Distribution to Class A & Class B investors				$ 2,970,386.97

				Series 2000-1
				Class A	Class B	Class C	Total
Principal Distribution Required Amount				$ -	$ -	$ -	$ -
Interest Distribution Required Amount				$ 4,412,591.67	$ 614,096.01	$ 872,332.47	$ 5,899,020.15
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 1,666,666.67	$ 1,666,666.67
Total Required Distribution				$ 4,412,591.67	$ 614,096.01	$ 2,538,999.14	$ 7,565,686.82

Total Required Distribution to Class A & Class B investors				$ 5,026,687.68

				Series 2000-2
				Class A	Class B	Class C	Total
Principal Distribution Required Amount				$ -	$ -	$ -	$ -
Interest Distribution Required Amount				$ 5,723,050.00	$ 799,371.36	$ 1,135,382.97	$ 7,657,804.33
Unpaid Principal Shortfalls paid this Period				$ -	$ -	$ -	$ -
Unpaid Interest Shortfalls paid this Period				$ -	$ -	$ -	$ -
Prepayable Interest				$ -	$ -	$ -	$ -
Servicing Fee						$ 1,486,842.00	$ 1,486,842.00
Total Required Distribution				$ 5,723,050.00	$ 799,371.36	$ 2,622,224.97	$ 9,144,646.33

Total Required Distribution to Class A & Class B investors				$ 6,522,421.36

CASH DISBURSEMENTS
Servicer Payment to trustee for Series 2000-98-1						$ 5,256,282.08
Servicer Payment to trustee for Series 2000-98-2						$ 4,904,663.37
Servicer Payment to trustee for Series 2000-99-1						$ 4,225,243.07
Servicer Payment to trustee for Series 2000-99-2						$ 3,139,624.88
Servicer Payment to trustee for Series 2000-99-3						$ 1,576,651.50
Servicer Payment to trustee for Series 2000-99-4						$ 3,530,170.64
Servicer Payment to trustee for Series 2000-1						$ 5,899,020.15
Servicer Payment to trustee for Series 2000-2						$ 7,657,804.33
Total Servicer Payment to trustee for all Series'						$ 36,189,460.02

Trustee Payment to Series 2000-98-1 Class C						$ 840,611.28
Trustee Payment to Series 2000-98-2 Class C						$ 784,325.22
Trustee Payment to Series 2000-99-1 Class C						$ 671,740.41
Trustee Payment to Series 2000-99-2 Class C						$ 503,811.02
Trustee Payment to Series 2000-99-3 Class C						$ 251,904.24
Trustee Payment to Series 2000-99-4 Class C						$ 559,783.67
Trustee Payment to Series 2000-1 Class C						$ 872,332.47
Trustee Payment to Series 2000-2 Class C						$ 1,135,382.97
Total Trustee Payment to all Class C Investor's						$ 5,619,891.28